SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):
March 10, 2009

FastFunds Financial Corporation
(Exact name of registrant as specified in charter)

Nevada	000-33053	87-0425514
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

319 Clematis Street – Suite 703
West Palm Beach, Florida 33401
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:  (561) 514-9042

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountants

Effective March 10, 2009, FastFunds Financial Corporation (the “Registrant”) appointed the registered independent public accounting firm of Hawkins Accounting as independent accountants for the Registrant for the fiscal year ending December 31, 2008.

Sherb & Company (“Sherb”) was dismissed effective March 10, 2009, and notified of their dismissal on that date.  The decision to dismiss Sherb was made by the Registrant’s board of directors.

During the Registrant’s most recent fiscal year, the only year for which Sherb was the Registrant’s auditor, and the interim periods subsequent to December 31, 2007, there have been no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

Sherb’s report on the consolidated financial statements of the Registrant for the year ended December 31, 2007, the only year for which Sherb audited the Registrant’s financial statements, contained an uncertainty paragraph explaining the Company had sold substantially all of the assets of a wholly-owned subsidiary that previously conducted most of the Registrant’s business operations and that event as well as the Company’s history of significant recurring losses raised substantial doubt about the Registrant’s ability to continue as a going concern.  With the exception of the foregoing, Sherb’s audit reports on the consolidated financial statements of the Registrant for the most recent fiscal year ended December 31, 2007, did not include an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant has requested that Sherb furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.  Such letter is provided as Exhibit 16.1 to this Report.

During the two most recent fiscal years through March 10, 2009, the Registrant has not consulted with Hawkins Accounting regarding either (i) the application of accounting principles to a specific transaction, either contemplated or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements and neither a written report was provided to the Registrant nor oral advice was provided to the Registrant that Hawkins Accounting concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01.                      Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

16.1	Letter from Sherb and Company dated March 16, 2009 (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTFUNDS FINANCIAL CORPORATION
Date: March 16, 2009	By: /s/ Thomas B. Olson Thomas B. Olson, Secretary